EXHIBIT 32.3

CERTIFICATION BY MICHAEL D. WITZEMAN

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of Chemed Corporation (“Company”), does hereby certify that:

               1)           the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30,  2019 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2019	/s/ Michael D. Witzeman
Michael D. Witzeman
(Vice President and Controller)

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